EXHIBIT 99.1

Contact: Susan B. Railey                    FOR IMMEDIATE RELEASE
         (301) 468-3120
         Sharon Bramell
         (301) 213-0351


                 AIM 84 DECLARES THIRD QUARTER 2003 DISTRIBUTION
                              OF TWO CENTS PER UNIT


                             ------------------------


     ROCKVILLE, MD, September 19, 2003- - (AMEX/AIA) The general partner of American Insured Mortgage Investors (AIM 84) today declared a distribution for the quarter ended September 2003 in the amount of two cents per unit regular cash flow. The distribution will be paid on November 3, 2003 to holders of record on September 30, 2003.


                                    # # #